UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2022

_______________________________

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3551 Seventh Street

Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On August 17, 2022, the Board of Directors (the “Board”) of QCR Holdings, Inc. (the “Company”) voted to amend and restate the Company’s current bylaws (the “Amended and Restated Bylaws”) to increase the age at which persons shall no longer be eligible for election to the Board to age 75 and to require directors to retire from the Board as of the conclusion of the stockholders’ meeting following the date on which a director attains age 75, notwithstanding the fact that such director’s term may not have concluded. A redline copy of the Amended and Restated Bylaws marked to show changes as to the Company’s Bylaws is attached herewith as Exhibit 3.2 and is incorporated herein by reference.

        The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

        On August 18, 2022, the Company declared a cash dividend of $0.06 per share of its common stock. The dividend is payable on October 5, 2022 to stockholders of record on September 16, 2022. A copy of the press release issued on August 19, 2022, announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Bylaws, as amended and restated, effective August 17, 2022.
3.2	Redline of Bylaws, as amended and restated, effective August 17, 2022.
99.1	Press Release dated August 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: August 19, 2022	By:	/s/ Todd A. Gipple
Todd A. Gipple
President, Chief Operating Officer and Chief Financial Officer